Exhibit 10.80

AMENDMENT NO. 1 TO 10.0% ORIGINAL ISSUE DISCOUNT SENIOR SECURED CONVERTIBLE DEBENTURE

This Amendment No. 1 to 10.0% Original Issue Discount Senior Secured Convertible Debenture (this “Amendment”) is entered into as of February 13, 2023, by and between ________________________ (“Lender”), and Brain Scientific Inc., a Delaware corporation (“Borrower”). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Debenture (as defined below).

A. Borrower previously issued to Lender a 10.0% Original Issue Discount Senior Secured Convertible Debenture dated June 13, 2022 in the principal amount of $___________ (the “Debenture”).

B. Borrower has requested that Lender modify the provisions of the Debenture related to a “Mandatory Conversion”.

C. Lender has agreed, subject to the terms, amendments, conditions, and understandings expressed in this Amendment, to amend the Debenture.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2. Amendment. Section 4(e) of the Debenture is deleted in its entirety and replaced as follows:

“(e) Mandatory Conversion; Redemption Option. The Company shall provide a Qualified Offering Notice to the Holder not less than 10 days prior to the anticipated date of the consummation of a Qualified Offering. Subject to the Holder’s exercise of the Qualified Offering Redemption Option (defined below), upon consummation of a Qualified Offering on or before the date of the repayment or voluntary conversion in full of this Debenture, the then outstanding principal balance of this Debenture, along with any unpaid accrued interest and all other amounts, costs, expenses and liquidated damages due in respect of this Debenture will automatically be converted, with no further action of the Holder, on the closing date of such Qualified Offering, into __________ shares of Common Stock (or units of Common Stock and warrants to purchase Common Stock, if units are offered to the public in the Qualified Offering) (a “Mandatory Conversion”). Notwithstanding the foregoing, the Holder may at its option require the Company to redeem up to __% of the principal amount of this Debenture (together with accrued interest thereon, but excluding for these purposes the 10% Original Issuance Discount) (the “Qualified Offering Redemption Option”) by delivering written notice thereof (“Qualified Offering Redemption Notice”) to the Company within 5 days of its receipt of the Qualified Offering Notice, which Qualified Offering Redemption Notice shall indicate the amount the Holder is electing to redeem. The Company shall pay the Holder any amount required pursuant to the Holder’s exercise of the Qualified Redemption Option under this Section 4(e) no later than five days following the closing of the Qualified Offering. In the event the Company fails to deliver a Qualified Offering Notice to the Holder not less than 10 days prior to the consummation of a Qualified Offering, the Holder shall have the ability to deliver a Qualified Offering Redemption Notice to the Company prior to or after the closing of the Qualified Offering and the Company shall be required to pay the Holder the indicated redemption amount within 5 days of its receipt of the Qualified Offering Redemption Notice.”

3. Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a) Borrower has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Borrower hereunder.

(b) There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date of this Amendment which would or could materially and adversely affect the understanding of Lender expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.

(c) Except as expressly set forth in this Amendment, Borrower acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Transaction Documents.

(d) Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Amendment by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

4. Events of Defaults. To the extent any Event of Default has occurred prior to the date hereof under the Transaction Documents, the Lender hereby waives any such Event of Default.

5. Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with the amendment to the Debenture as set forth herein.

6. Other Terms Unchanged. The Debenture, as amended by this Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Debenture after the date of this Amendment is deemed to be a reference to the Debenture as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Debenture, the terms of this Amendment shall control. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Debenture, as in effect prior to the date hereof. For the avoidance of doubt, this Amendment shall be subject to the governing law, venue, and Arbitration Provisions, as set forth in the Debenture.

7. No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Amendment, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.

8. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

LENDER:

By:
Name:
Title:

BORROWER:

BRAIN SCIENTIFIC INC.

By:
Name:	Hassan Kotob
Title:	Chief Executive Officer

Email for delivery of Notices:

[Signature Page to Amendment No. 1 to 10.0% Original Issue Discount Senior Secured Convertible Debenture]

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